SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                     Form 8-K


                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      February 25, 2002
                                                 ___________________________


                                 ALICO, INC.
____________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                          59-0906081
____________________________________________________________________________
(State or other jurisdiction     (Commission                  (IRS Employer
           of incorporation)      File Number)           Identification No.)


Post Office Box 338, La Belle, Florida                             33975
___________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code      (863) 675-2966
                                                 _________________________


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Item 5.  Other Events

   Incorporated by reference is a press release issued by the Registrant on February 25, 2002, attached as Exhibit 01, providing information concerning the Registrant's announcement of its chairman adopting a written sales plan.


Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release issued February 25, 2002.




                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALICO, INC.
                                          (Registrant)



                                            /s/ W. BERNARD LESTER
March 4, 2002                         By__________________________________
__________________                          W. Bernard Lester, President
Date                                       (Signature)

EXHIBIT INDEX


Exhibit
Number                           Description

01 Press release issued February 25, 2002

                                  NEWS RELEASE
                                   ALICO, INC.


Alico, Inc. today noted that Ben Hill Griffin III, Alico's Chairman and
Chief Executive Officer, has adopted a written sales plan under Rule 10b5-1, as promulgated under the Securities Exchange Act of 1934, as amended, which establishes a formula for the disposition on a daily basis over a specified period of time of up to a maximum number of shares that constitutes less than one percent of Alico's outstanding common stock. All of the shares to be sold under the written sales plan are currently held of record by the Griffin Family Limited Partnership, of which Mr. Griffin owns a controlling interest.